As filed with the Securities and Exchange Commission on September 25,2003.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                               September 25, 2003


                            Darden Restaurants, Inc.
             (Exact name of registrant as specified in its charter)


       Florida                         1-13666                    59-3305930
(State or other jurisdiction    (Commission file number)         (IRS employer
   of incorporation)                                         identification No.)



                 5900 Lake Ellenor Drive, Orlando, Florida 32809
                    (Address of principal executive offices)



               Registrant's telephone number, including area code:
                                 (407) 245-4000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  ------------

                  At the Annual Meeting of Shareholders held on September 25, 2003, the shareholders of the Company took the following actions:

                  1. Elected eleven directors (Leonard L. Berry, Odie C. Donald, David H. Hughes, Joe R. Lee, Senator Connie Mack, III,
                  Richard E. Rivera, Michael D. Rose, Maria A. Sastre, Jack A. Smith, Blaine Sweatt, III, and Rita P. Wilson); and

                  2. Approved the appointment of KPMG LLP as independent auditors for the fiscal year ending May 30, 2004.










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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 25, 2003               DARDEN RESTAURANTS, INC.



                                         By:   /s/ Paula J. Shives
                                         -----------------------------------
                                         Paula J. Shives
                                         Senior Vice President
                                         General Counsel and Secretary























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